Exhibit 23.1


                    Consent of Independent Public Accountants
                    -----------------------------------------


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 24, 1998 (except with respect to the matter discussed in the third paragraph of Note 7, as to which the date is May 14, 1998), which appears on page F-1 of the Successories, Inc. Annual Report on Form 10-K.


                                             /s/ ARTHUR ANDERSEN LLP


Chicago, Illinois
January 19, 1999